UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 10, 2005


                            Natural Golf Corporation
             (Exact name of registrant as specified in its charter)

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
               Illinois                                001-31919                             36-3745860
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)
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   431 Lakeview Court, Suite B, Mount Prospect, Illinois                 60056
         (Address of principal executive offices)                     (Zip Code)


             Registrant's telephone number, including area code: (847) 321-4000
                                                                 --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.03  Bankruptcy or Receivership.

         On May 10, 2005, Natural Golf Corporation, Natural Golf Products Corporation, Natural Golf Field Sales Corporation and Natural Golf Schools Corporation (collectively, the "Company") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of District of Illinois (the "Bankruptcy Court"). The Company's jointly administered Chapter 11 case is captioned In re Natural Golf Corporation, et al., Case No. 05-18603.

         The Company remains in possession of its assets and properties, and continues to operate its businesses and manage its properties as "debtors-in-possession" pursuant to the Bankruptcy Code. The Company filed an application with the Bankruptcy Court to enter into a term loan in an amount equal to $350,000 (the "DIP Loan"). The Bankruptcy Court, on an interim basis, authorized the Company to borrow $50,000 of the DIP Loan and scheduled a hearing for May 26, 2005 regarding the approval of the balance of the DIP Loan.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

         On April 13, 2005, the Company received a notice from the American Stock Exchange (the "Exchange"), attached hereto as Exhibit 3.01, advising the Company that it is not in compliance with Section 1003(a)(iv) of the Exchange's continued listing standards. More specifically, the notice stated that the Company had sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the Exchange, as to whether the Company will be able to continue operations and/or meet its obligations as they mature.

         On April 18, 2005, the Exchange suspended trading of the Company's common stock. On May 12, 2005, the Company received a notice from the Exchange, attached hereto as Exhibit 3.02, that enclosed a copy of the Exchange's application to the Securities and Exchange Commission to delist the Company's common stock from the Exchange effective at the opening of the trading session on May 25, 2005 for failure to regain compliance with Section 1003(a)(iv) of the Exchange's continued listing standards.

Item 7.01  Regulation FD Disclosure.

         The Company is currently negotiating an agreement to sell certain assets, rights and properties owned, used or held for use by the Company. The Company will seek approval from the Bankruptcy Court to enter into such agreement, subject to the bid and sale procedures to be set by the Court.

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Item 9.01  Financial Statements and Exhibits.

(c) Exhibits

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Exhibit No.    Description
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
3.01           Letter from Dennis J. Meekins, Vice President - Listing Qualifications, American Stock
               Exchange, to Richard A. Magid, Natural Golf Corporation, dated April 13, 2005.

3.02           Letter from Dennis J. Meekins, Vice President - Listing Qualifications, American Stock
               Exchange, to Richard A. Magid, Natural Golf Corporation, dated May 12, 2005.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   May 16, 2005

                                                NATURAL GOLF CORPORATION

                                                 By:  /s/ Richard A. Magid
                                                     --------------------------
                                                      Richard A. Magid
                                                      Chief Financial Officer